UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2022

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held by Regions Financial Corporation (“Regions”) on April 20, 2022 (the “2022 Annual Meeting”), Regions’ shareholders elected each of Regions’ 11 Director nominees, ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for 2022, and approved Regions’ executive compensation program.

The following summarizes each of the proposals presented to shareholders, as well as their responsive votes cast; the full text of each proposal is included in Regions’ 2022 Proxy Statement, which was filed with the Securities and Exchange Commission on March 4, 2022.

Proposal 1 — Election of Directors.

Each of Regions’ 11 incumbent Directors, listed below, was elected to serve as a Director of Regions for a term of one year, which will expire at the 2023 Annual Meeting of Shareholders or upon the due election and qualification of a successor. As to each Director nominee’s election, shareholders voted as follows:

	For	Against	Abstain	Broker Non-Votes
Samuel A. Di Piazza, Jr.	664,353,398	32,166,118	1,138,484	111,261,305
Zhanna Golodryga	684,740,965	11,756,940	1,160,095	111,261,305
John D. Johns	689,194,746	7,349,766	1,113,488	111,261,305
Joia M. Johnson	686,586,655	9,926,514	1,144,831	111,261,305
Ruth Ann Marshall	594,789,968	99,055,552	3,812,480	111,261,305
Charles D. McCrary	659,688,038	34,130,237	3,839,725	111,261,305
James T. Prokopanko	664,980,954	28,750,428	3,926,618	111,261,305
Lee J. Styslinger III	657,912,185	35,895,914	3,849,901	111,261,305
José S. Suquet	688,880,392	7,487,498	1,290,110	111,261,305
John M. Turner, Jr.	689,273,545	7,302,123	1,082,332	111,261,305
Timothy Vines	688,546,228	8,007,922	1,103,850	111,261,305

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm.

Shareholders ratified the appointment of Ernst & Young LLP as Regions’ independent registered public accounting firm for fiscal year 2022. As to this ratification, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
769,243,482	38,530,911	1,144,912	0

Proposal 3 — Advisory Vote on Executive Compensation.

Regions’ executive compensation program received annual advisory approval from shareholders. As to this advisory approval, shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
645,162,590	49,853,751	2,641,659	111,261,305

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Tara A. Plimpton
Name:	Tara A. Plimpton
Title:	Chief Legal Officer and Corporate Secretary
Date: April 21, 2022